UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2023

MATIV HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

100 Kimball Place, Suite 600
Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)

1-800-514-0186

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	MATV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 1, 2023, Mativ Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of its sale of the Company’s Engineered Papers business to Evergreen Hill Enterprises Pte. Ltd., an affiliate of PT Bukit Muria Jaya (the “EP Divestiture”). The purpose of this amendment to the Original Form 8-K is to provide (i) the pro forma financial information required by Item 9.01(b) of Form 8-K, and (ii) historical unaudited supplemental financial information reflecting the impact of the EP Divestiture as discontinued operations and presenting certain Non-GAAP financial measures on a comparable basis beginning with the first quarter of 2022.

The pro forma financial information included in this amended Report on Form 8-K/A has been presented for informational purposes, is based on various adjustments and assumptions and is not necessarily indicative of what the Company’s consolidated statement of operations or consolidated statement of financial condition actually would have been had the acquisition and other adjustments been completed as of the dates indicated or will be for any future periods.

Item 7.01.	Regulation FD Disclosure

Due to the significance of the EP Divestiture which is accounted for as discontinued operations, the Company is providing the historical unaudited supplemental financial information set forth in the attached Exhibit 99.2 to reflect the impact of the EP Divestiture as discontinued operations and to present certain Non-GAAP financial measures quarterly on a comparable basis beginning with the first quarter of 2022. The Company previously filed a Current Report on Form 8-K on December 22, 2022 to provide supplemental combined legacy financial information to reflect the changes to the Company’s reportable segments following the closing of the merger with Neenah, Inc. (the “Neenah Merger”). The quarters ended March 31, 2022 and June 30, 2022 included in Exhibit 99.2 also reflect the adjustments for the Neenah Merger previously reported on the December 22, 2022 Current Report on Form 8-K.

This information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference to such filings.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Pursuant to Article 11 of Regulation S-X, the following unaudited pro forma financial information of the Company, giving effect to the EP Divestiture, is attached hereto as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2023;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months ended September 30, 2023; and

•	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2022, 2021, and 2020.

(d)         Exhibits

Exhibit No.	Description of Exhibit

99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2023 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2023 and for the three years ended December 31, 2022, 2021, and 2020.

99.2	Non-GAAP Reconciliation of Operating Profit Giving Effect to EP Divestiture

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mativ Holdings, Inc.

By:	/s/ Mark W. Johnson
Mark W. Johnson
Chief Legal Officer and Corporate Secretary

Dated: December 6, 2023